EXHIBIT 99.2

FINANCIAL SUPPLEMENT TO FIRST QUARTER 2007 EARNINGS RELEASE

Summary

Quarterly earnings of $0.45 per diluted share (GAAP), or $0.69 per diluted share excluding merger charges and discontinued operations (non-GAAP - see page 15 for additional details)

•	Primary drivers of earnings include net interest income, strong quarter for Morgan Keegan, continued low credit costs and sound non-interest expense control

•	Quarterly results include full quarter impact of legacy AmSouth operations (partial quarter impact in 4Q06)

EquiFirst sale completed; future earnings to be positively impacted

•	Improves overall risk profile

•	Earnings from continuing operations to benefit from elimination of related costs, including reduced headcount, etc.

•	Remaining exposure to subprime lending minimal

Strong 1Q07 revenue

•	Total FTE revenue of $1.9 billion

•	Total FTE net interest income of $1.2 billion

•	Net interest margin of 3.99%

•	Morgan Keegan revenues of $302 million resulting in earnings of $46 million

Steady performance in banking franchise

•	Low-cost deposits, excluding divestitures, grew 6 percent linked-quarter, annualized

•	Success in free interest-bearing checking campaign

•	Period-end loans down 1.6 percent linked-quarter, annualized

•	Growth in real estate construction loans was more than offset by the contraction in commercial real estate mortgage loans

Efficiency improves through cost control

•	Recognized merger-related cost saves of $51 million in 1Q07

•	Primarily personnel-related expenses

•	Regions continues to expect realization of $150 million in net pre-tax cost saves during 2007

•	Pre-tax merger-related charges of $49 million in 1Q07

Continued low credit losses

•	Net charge-offs of $46 million, or an annualized 0.20% of average loans, an improvement of 7 bps linked-quarter

•	Non-performing assets of $422.5 million, or 0.45% of loans and foreclosed properties at March 31, 2007 vs. 0.40% at December 31, 2006

•	Allowance for credit losses as a percentage of loans up one basis point to 1.18% at March 31, 2007

Merger integration on track

•	Meeting or exceeding all merger related goals

•	Divestiture of 52 branches completed in mid-March

•	Mortgage conversion completed

•	Brokerage conversion completed

•	Substantial progress in testing and preparation for the first branch conversion event, which will occur in July

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Balance Sheets (1) (2)

(Unaudited)

($ amounts in thousands)	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Assets:
Cash and due from banks	$2,991,232	$3,550,742	$2,055,137	$2,304,934	$2,059,251
Interest-bearing deposits in other banks	37,365	270,601	38,981	31,565	37,049
Federal funds sold and securities purchased under agreements to resell	1,154,994	896,075	913,076	733,476	869,117
Trading account assets	1,490,374	1,442,994	1,438,427	1,056,434	1,119,854
Securities available for sale	18,361,050	18,514,332	12,425,555	11,758,035	11,823,198
Securities held to maturity	46,008	47,728	30,033	29,983	30,591
Loans held for sale	1,175,650	3,308,064	1,824,687	2,281,372	1,547,840
Loans held for sale - divestitures	—	1,612,237	—	—	—
Margin receivables	555,580	570,063	581,558	576,616	563,202
Loans, net of unearned income	94,168,260	94,550,602	59,477,905	59,130,632	58,460,211
Allowance for loan losses	(1,056,260)	(1,055,953)	(778,465)	(777,783)	(782,368)

Net loans	93,112,000	93,494,649	58,699,440	58,352,849	57,677,843
Premises and equipment, net	2,372,800	2,398,494	1,097,616	1,109,732	1,109,587
Interest receivable	627,918	666,410	456,978	407,811	402,072
Excess purchase price	11,191,675	11,175,647	4,967,799	4,996,028	4,987,770
Mortgage servicing rights (MSRs)	367,222	374,871	407,740	420,322	413,672
Other identifiable intangible assets	914,410	957,834	287,437	295,588	304,008
Other assets	3,669,790	4,088,280	1,755,627	1,708,041	1,649,464

Total Assets	$138,068,068	$143,369,021	$86,980,091	$86,062,786	$84,594,518

Liabilities and Stockholders’ Equity:
Deposits:
Non-interest-bearing	$19,942,928	$20,175,482	$12,570,051	$13,158,707	$13,328,143
Non-interest-bearing - divestitures	—	533,295	—	—	—
Interest-bearing	75,393,720	78,281,120	49,599,494	48,246,119	47,191,336
Interest-bearing - divestitures	—	2,238,072	—	—	—

Total deposits	95,336,648	101,227,969	62,169,545	61,404,826	60,519,479
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	8,159,929	7,676,254	4,943,568	4,770,538	3,900,737
Other short-term borrowings	2,356,205	1,990,817	1,368,480	958,048	995,312

Total short-term borrowings	10,516,134	9,667,071	6,312,048	5,728,586	4,896,049
Long-term borrowings	8,593,117	8,642,649	5,490,404	6,293,372	6,621,710

Total borrowed funds	19,109,251	18,309,720	11,802,452	12,021,958	11,517,759
Other liabilities	3,308,003	3,129,878	1,965,191	1,937,643	1,900,495

Total Liabilities	117,753,902	122,667,567	75,937,188	75,364,427	73,937,733
Stockholders’ equity:
Common stock	7,320	7,303	4,813	4,787	4,778
Additional paid in capital	16,447,358	16,339,726	7,466,180	7,393,185	7,360,704
Undivided profits	4,289,354	4,493,245	4,547,845	4,355,306	4,169,678
Treasury stock	(368,837)	(7,548)	(888,282)	(833,633)	(708,593)
Accumulated other comprehensive loss	(61,029)	(131,272)	(87,653)	(221,286)	(169,782)

Total Stockholders’ Equity	20,314,166	20,701,454	11,042,903	10,698,359	10,656,785

Total Liabilities & SE	$138,068,068	$143,369,021	$86,980,091	$86,062,786	$84,594,518

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (1) (6)

(Unaudited)

	Quarter Ended
($ amounts in thousands, except per share data)	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Interest income on:
Loans, including fees	$1,773,404	$1,587,494	$1,129,013	$1,070,609	$1,005,790
Securities:
Taxable	224,319	200,917	143,118	130,979	131,651
Tax-exempt	11,048	9,807	7,852	7,904	8,116

Total securities	235,367	210,724	150,970	138,883	139,767
Loans held for sale	48,342	35,935	11,890	10,802	10,816
Federal funds sold and securities purchased under agreements to resell	16,373	15,877	13,505	11,573	10,490
Trading account assets	15,620	22,608	12,519	9,558	9,853
Margin receivables	9,610	9,576	9,767	9,525	8,673
Time deposits in other banks	1,179	1,376	637	343	544

Total interest income	2,099,895	1,883,590	1,328,301	1,251,293	1,185,933
Interest expense on:
Deposits	687,459	597,255	411,178	357,026	314,708
Short-term borrowings	120,661	102,984	66,315	56,065	50,133
Long-term borrowings	122,737	123,199	84,429	89,360	88,164

Total interest expense	930,857	823,438	561,922	502,451	453,005

Net interest income	1,169,038	1,060,152	766,379	748,842	732,928
Provision for loan losses	47,000	59,825	24,914	30,014	27,620

Net interest income after provision for loan losses	1,122,038	1,000,327	741,465	718,828	705,308
Non-interest income:
Brokerage and investment banking	199,748	207,676	144,093	158,865	166,793
Service charges on deposit accounts	284,097	247,591	166,555	164,212	143,640
Trust department income	49,929	43,531	36,366	35,730	34,555
Mortgage income	37,021	44,134	43,637	47,631	43,286
Securities gains (losses), net	304	(20)	8,104	28	11
Other	125,813	94,657	62,628	63,911	72,106

Total non-interest income	696,912	637,569	461,383	470,377	460,391
Non-interest expense:
Salaries and employee benefits	608,939	606,165	398,848	424,889	429,949
Net occupancy expense	93,531	90,968	52,675	52,354	58,630
Furniture and equipment expense	72,809	59,306	32,922	32,762	32,908
Impairment (recapture) of MSR’s	1,000	27,000	8,000	(10,000)	(9,000)
Other	332,687	307,761	195,906	195,458	216,525

Total non-interest expense (2)	1,108,966	1,091,200	688,351	695,463	729,012

Income before income taxes from continuing operations	709,984	546,696	514,497	493,742	436,687
Income taxes	235,908	174,701	156,575	150,280	137,545

Income from continuing operations	474,076	371,995	357,922	343,462	299,142

(Loss) income from discontinued operations before income taxes	(215,818)	(17,718)	(10,442)	2,991	(7,437)
Income tax (benefit) expense from discontinued operations	(74,723)	(7,274)	(4,177)	1,196	(2,975)

(Loss) income from discontinued operations, net of tax	(141,095)	(10,444)	(6,265)	1,795	(4,462)

Net income	$332,981	$361,551	$351,657	$345,257	$294,680

Weighted-average shares outstanding - during quarter:
Basic (3)	726,921	638,830	454,441	455,528	456,442
Diluted (3)	734,534	646,372	458,903	460,131	461,043
Actual shares outstanding end of quarter (3)	721,825	730,076	455,067	454,034	456,701
Earnings per share from continuing operations (4):
Basic	$0.65	$0.58	$0.79	$0.75	$0.66
Diluted	$0.65	$0.58	$0.78	$0.75	$0.65
Earnings per share from discontinued operations (4):
Basic	$(0.19)	$(0.02)	$(0.01)	$0.00	$(0.01)
Diluted	$(0.19)	$(0.02)	$(0.01)	$0.00	$(0.01)
Earnings per share (4):
Basic	$0.46	$0.57	$0.77	$0.76	$0.65
Diluted	$0.45	$0.56	$0.77	$0.75	$0.64
Cash dividends declared per share (5)	$0.36	$0.35	$0.35	$0.35	$0.35
Taxable equivalent net interest income from continuing operations	$1,175,546	$1,094,092	$794,940	$777,575	$756,883

See notes to the Consolidated Statements of Income on page 4

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2007 EARNINGS RELEASE

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Merger-related charges totaling $49.0 million in 1Q07 and $87.6 million in 4Q06 are included in non-interest expense. See pages 10 and 15 for additional detail.

(3)	On November 4, 2006, 277 million shares were issued in the AmSouth transaction; as a result, the weighted-average shares outstanding calculation for the 4Q06 includes approximately one month of pre-AmSouth merger share count and two months of post-AmSouth merger share count.

(4)	Certain per share amounts may not appear to reconcile due to rounding.

(5)	In 4Q06, in addition to the dividend paid, the Board of Directors declared a $0.36 per share dividend payable January 2, 2007, representing an acceleration of Regions’ previously existing dividend schedule beginning with the 2007 dividends paid.

(6)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis Including Discontinued Operations (1) (2)

($ amounts in thousands; yields on taxable- equivalent basis)	Quarter Ended
	3/31/07			12/31/06			9/30/06			6/30/06			3/31/06
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Interest-bearing deposits in other banks	$80,520	$1,179	5.94%	$125,467	$1,376	4.35%	$41,821	$637	6.04%	$38,825	$343	3.54%	$52,400	$544	4.21%
Federal funds sold and securities purchased under agreement to resell	1,061,976	16,373	6.25%	1,098,535	15,878	5.73%	937,005	13,504	5.72%	871,206	11,573	5.33%	936,243	10,490	4.54%
Trading account assets	1,475,097	15,911	4.37%	1,419,868	23,168	6.47%	1,130,260	12,667	4.45%	969,137	9,583	3.97%	924,044	10,324	4.53%
Securities:
Taxable	17,748,027	224,319	5.13%	16,263,163	201,354	4.91%	11,612,748	143,483	4.90%	11,175,675	131,364	4.71%	11,462,264	131,969	4.67%
Tax-exempt	763,297	16,786	8.92%	648,747	14,540	8.89%	397,160	12,003	11.99%	406,340	12,074	11.92%	426,119	12,344	11.75%
Loans held for sale	3,427,285	67,196	7.95%	2,689,490	50,113	7.39%	2,263,608	45,416	7.96%	2,355,875	47,261	8.05%	1,828,232	33,882	7.52%
Loans held for sale-divestitures	1,150,548	21,520	7.59%	1,042,964	20,087	7.64%	—	—	—	—	—	—	—	—	—
Margin receivables	554,896	9,610	7.02%	540,805	9,576	7.03%	553,946	9,767	7.00%	557,148	9,525	6.86%	534,978	8,673	6.57%
Loans, net of unearned income	94,338,760	1,745,475	7.50%	83,058,620	1,591,768	7.60%	59,111,355	1,130,704	7.59%	58,489,995	1,071,997	7.35%	58,191,512	1,011,461	7.05%

Total interest-earning assets	120,600,406	$2,118,369	7.12%	106,887,659	$1,927,860	7.16%	76,047,903	$1,368,181	7.14%	74,864,201	$1,293,720	6.93%	74,355,792	$1,219,687	6.65%
Allowance for loan losses	(1,061,769)			(985,310)			(780,715)			(781,282)			(785,847)
Cash and due from banks	3,010,446			2,605,261			1,959,441			2,016,715			2,029,747
Other assets	19,414,608			16,070,226			9,749,193			9,776,953			9,838,032

	$141,963,691			$124,577,836			$86,975,822			$85,876,587			$85,437,724

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,905,299	$2,964	0.31%	$3,572,985	$3,097	0.34%	$2,988,548	$3,053	0.41%	$3,155,230	$3,357	0.43%	$3,100,922	$2,849	0.37%
Interest-bearing transaction accounts	16,113,504	83,343	2.10%	13,338,852	62,898	1.87%	9,187,008	35,127	1.52%	9,880,021	36,219	1.47%	10,236,247	34,076	1.35%
Money market accounts	21,570,731	183,517	3.45%	18,696,939	159,265	3.38%	12,875,034	105,756	3.26%	12,037,280	87,988	2.93%	11,909,267	76,986	2.62%
Certificates of deposit of $100,000 or more	13,271,108	155,935	4.77%	12,045,318	142,757	4.70%	8,297,133	97,633	4.67%	7,650,843	82,214	4.31%	7,383,192	72,240	3.97%
Other interest-bearing deposit accounts	23,343,676	249,609	4.34%	20,610,566	217,264	4.18%	15,875,539	169,610	4.24%	15,067,677	147,248	3.92%	14,442,354	128,557	3.61%
Interest-bearing deposits - divestitures	1,517,504	12,091	3.23%	1,450,645	11,974	3.27%	—	—		—	—		—	—

Total interest-bearing deposits	79,721,822	687,459	3.50%	69,715,305	597,255	3.40%	49,223,262	411,179	3.31%	47,791,051	357,026	3.00%	47,071,982	314,708	2.71%
Federal funds purchased and securities sold under agreement to repurchase	8,174,934	96,303	4.78%	7,333,018	87,816	4.75%	4,806,594	56,898	4.70%	4,301,848	47,213	4.40%	4,176,546	41,281	4.01%
Other short-term borrowings	2,213,107	24,358	4.46%	1,539,329	15,169	3.91%	927,313	9,416	4.03%	886,953	8,852	4.00%	999,141	8,852	3.59%
Long-term borrowings	8,606,381	122,737	5.78%	8,159,959	123,199	5.99%	5,810,710	84,428	5.76%	6,589,755	89,361	5.44%	6,859,167	88,164	5.21%

Total interest-bearing liabilities	98,716,244	$930,857	3.82%	86,747,611	$823,439	3.77%	60,767,879	$561,921	3.67%	59,569,607	$502,452	3.38%	59,106,836	$453,005	3.11%
Non-interest-bearing deposits	19,694,403			17,535,467			12,482,899			12,882,910			12,926,748
Other liabilities	3,100,313			3,108,830			2,847,404			2,754,398			2,717,892
Stockholders’ equity	20,452,731			17,185,928			10,877,640			10,669,672			10,686,248

	$141,963,691			$124,577,836			$86,975,822			$85,876,587			$85,437,724

Net interest income/margin FTE basis		$1,187,512	3.99%		$1,104,421	4.10%		$806,260	4.21%		$791,268	4.24%		$766,682	4.18%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Selected Ratios (1)

	As of and for Quarter Ended
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Return on average assets*	0.95%	1.15%	1.60%	1.61%	1.40%
Return on average assets ex. merger charges and discontd. ops.* (2)	1.46%	1.39%	1.66%	1.64%	1.44%
Return on average equity*	6.60%	8.35%	12.83%	12.98%	11.18%
Return on average equity ex. merger charges and discontd. ops.* (2)	10.05%	10.04%	13.24%	13.10%	11.52%
Return on average tangible equity*	16.29%	19.59%	24.93%	25.73%	22.32%
Return on average tangible eq. ex. merger charges and discontd. ops.* (2)	24.96%	23.84%	26.10%	26.35%	23.34%
Stockholders’ equity per share	$28.14	$28.36	$24.27	$23.56	$23.33
Stockholders’ equity to total assets	14.71%	14.44%	12.70%	12.43%	12.60%
Tangible stockholders’ equity to tangible assets	6.52%	6.53%	7.08%	6.69%	6.77%
Allowance for credit losses as a percentage of loans, net of unearned income (3)	1.18%	1.17%	1.31%	1.32%	1.34%
Allowance for loan losses as a percentage of loans, net of unearned income	1.12%	1.12%	1.31%	1.32%	1.34%
Net interest margin (FTE)	3.99%	4.10%	4.21%	4.24%	4.18%
Loans, net of unearned income, to total deposits	98.77%	93.40%	95.67%	96.30%	96.60%
Net charge-offs as a percentage of average loans*	0.20%	0.27%	0.16%	0.21%	0.20%
Total non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate	0.45%	0.40%	0.52%	0.54%	0.70%
Total non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate	0.67%	0.55%	0.66%	0.67%	0.86%

*	Annualized

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Non-GAAP measurements in 1Q07 and 4Q06 due to exclusion of merger charges; See page 15 for reconciliation to GAAP Financial Measures.

(3)	The allowance for credit losses reflects the allowance related to both loans on the balance sheet and exposure related to unfunded commitments and standby letters of credit.

Regions Financial Corporation and Subsidiaries

Allowance for Credit Losses (1)

	Three Months Ended March 31
($ amounts in thousands)	2007	2006
Balance at beginning of year	$1,107,788	$783,536
Net loans charged-off:
Commercial	19,877	13,360
Real estate - mortgage	1,729	4,118
Real estate - construction	118	(40)
Home equity lending	8,686	6,079
Indirect lending	4,416	3,444
Other consumer	11,196	1,707

Total	46,022	28,668
Allowance allocated to sold loans	(853)	—
Provision for loan losses, from continuing operations	47,000	27,620
Provision for loan losses, from discontinued operations	182	(120)
Provision for unfunded credit commitments	2,229	—

Balance at end of period	$1,110,324	$782,368

Components:
Allowance for loan losses	$1,056,260	$782,368
Reserve for unfunded credit commitments	54,064	—

Allowance for credit losses	$1,110,324	$782,368

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on stand-alone basis.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2007 EARNINGS RELEASE

Loans (1)(2)

Loan Portfolio - Period End Data

($ amounts in thousands)	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	3/31/07 vs. 12/31/2006*
Commercial	$24,188,205	$24,145,411	$16,155,841	$15,840,510	$14,883,254	$42,794	0.7%
Real estate- mortgage	34,505,573	35,230,343	23,534,691	24,019,544	24,688,763	(724,770)	-8.2%
Real estate- construction	14,357,801	14,121,030	8,730,822	8,162,479	7,700,465	236,771	6.7%
Home equity lending	14,845,348	14,888,599	7,529,539	7,583,826	7,655,214	(43,251)	-1.2%
Indirect lending	4,050,317	4,037,539	1,324,017	1,344,853	1,319,819	12,778	1.3%
Other consumer	2,221,016	2,127,680	2,202,995	2,179,420	2,212,696	93,336	17.5%

	$94,168,260	$94,550,602	$59,477,905	$59,130,632	$58,460,211	$(382,342)	-1.6%

Loan Portfolio - Average Balances

($ amounts in thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Commercial	$24,094,090	$21,242,803	$15,932,108	$15,189,741	$14,758,024
Real estate- mortgage	34,922,144	31,361,533	23,685,891	24,263,886	24,595,385
Real estate- construction	14,221,432	12,289,921	8,435,465	7,904,240	7,536,236
Home equity lending	14,858,209	12,402,944	7,550,011	7,622,349	7,734,989
Indirect lending	4,007,349	3,141,590	1,336,290	1,329,697	1,334,345
Other consumer	2,235,536	2,619,829	2,171,590	2,180,082	2,232,533

	$94,338,760	$83,058,620	$59,111,355	$58,489,995	$58,191,512

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

*	Linked quarter percentage changes are presented on an annualized basis

•	$1.6 billion of loans were reclassified to held-for-sale in 4Q06 in connection with the 52 branches that were divested in 1Q07.

•	The AmSouth transaction added $36.5 billion of loans in 4Q06.

•	The largest linked-quarter change in 1Q07 was the decline in the real estate-mortgage category. This decline is primarily due to a nearly $700 million decline in commercial real estate mortgages.

•	Linked-quarter growth in other consumer was primarily due to an increase in student loans during the quarter.

•	Linked-quarter average comparisons are impacted by full-quarter inclusion of AmSouth results in 1Q07 compared to only 2 months in 4Q06.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2007 EARNINGS RELEASE

Deposits (1)(2)

Deposit Portfolio - Period End Data

($ amounts in thousands)	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	3/31/07 vs. 12/31/2006*
Interest-Free Deposits	$19,942,928	$20,175,482	$12,570,051	$13,158,707	$13,328,143	$(232,554)	-4.6%
Interest-Bearing Checking	16,426,436	15,899,813	8,513,908	9,095,050	9,538,595	526,623	13.2%
Savings	3,937,346	3,882,533	2,908,930	3,081,192	3,182,650	54,813	5.6%
Money Market	22,109,072	21,521,258	13,882,716	12,874,239	12,848,984	587,814	10.9%
Divestitures - Interest-Free	—	533,295	—	—	—	(533,295)	NM
Divestitures - Other Low-Cost	—	1,177,671	—	—	—	(1,177,671)	NM

Total Low-Cost Deposits	62,415,782	63,190,052	37,875,605	38,209,188	38,898,372	(774,270)	-4.9%
CD’s < $100K	14,985,322	15,104,520	11,055,918	11,063,668	10,874,303	(119,198)	-3.2%
CD’s > $100K	12,979,072	12,776,086	9,124,935	7,918,736	7,480,764	202,986	6.4%
Other Time Deposits	4,956,472	9,096,910	4,113,087	4,213,234	3,266,040	(4,140,438)	-182.1%
Divestitures - Time	—	1,060,401	—	—	—	(1,060,401)	NM

	$95,336,648	$101,227,969	$62,169,545	$61,404,826	$60,519,479	$(5,891,321)	-23.3%

Deposit Portfolio - Average Balances

($ amounts in thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Interest-Free Deposits	$19,324,381	$17,175,508	$12,482,899	$12,882,910	$12,926,748
Interest-Bearing Checking	16,113,504	13,338,852	9,187,008	9,880,021	10,236,247
Savings	3,905,299	3,572,985	2,988,548	3,155,230	3,100,922
Money Market	21,570,731	18,696,939	12,875,034	12,037,280	11,909,267
Divestitures - Interest-Free	370,022	359,957	—	—	—
Divestitures - Other Low-Cost	796,266	763,757	—	—	—

Total Low-Cost Deposits	62,080,203	53,907,998	37,533,489	37,955,441	38,173,184
CD’s < $100K	15,124,475	13,758,120	11,068,375	11,022,675	10,714,595
CD’s > $100K	13,271,108	12,045,318	8,297,133	7,650,843	7,383,192
Other Time Deposits	8,219,201	6,852,448	4,807,164	4,045,002	3,727,759
Divestitures - Time	721,238	686,891	—	—	—

	$99,416,225	$87,250,775	$61,706,161	$60,673,961	$59,998,730

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

*	Linked quarter percentage changes are presented on an annualized basis

•	$2.8 billion of deposits were reclassified to held-for-sale in 4Q06 in connection with the 52 branches that were divested in 1Q07.

•	The AmSouth transaction added $37.6 billion of deposits in 4Q06.

•

Period end low-cost deposits excluding divestitures increased 6% linked-quarter, annualized, due primarily to a successful interest-bearing checking campaign and an 11% linked-quarter, annualized, increase in money market deposits resulting from various money market specials and consumer preferences.

•	Other time deposits declined linked-quarter due to a $4.1 billion reduction in Euro short-term deposits used for wholesale funding purposes.

•	Linked-quarter average comparisons are impacted by full-quarter inclusion of AmSouth results in 1Q07 compared to only 2 months in 4Q06.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2007 EARNINGS RELEASE

Operating Performance from Continuing Operations (1)(2)

Revenue

($ amounts in thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Net Interest Income (TE basis)	$1,175,546	$1,094,092	$794,940	$777,575	$756,883
Non-Interest Income (excl. sec. gains losses)	696,608	637,589	453,279	470,349	460,380

Total Revenue (excl. sec. gains/losses, TE basis)	$1,872,154	$1,731,681	$1,248,219	$1,247,924	$1,217,263

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

•	Net interest margin of 3.99% in 1Q07 compared to 4.10% in 4Q06.

•	Regions’ balance sheet is neutrally positioned as of March 31, 2007.

•	Linked-quarter comparisons are impacted by full-quarter inclusion of AmSouth results in 1Q07 compared to only 2 months in 4Q06.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2007 EARNINGS RELEASE

Non-Interest Income and Expense from Continuing Operations (1)(2)

Non-interest Income and Expense

Non-interest Income

($ amounts in thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Brokerage and investment banking	$199,748	$207,676	$144,093	$158,865	$166,793
Service charges on deposit accounts	284,097	247,591	166,555	164,212	143,640
Trust department income	49,929	43,531	36,366	35,730	34,555
Mortgage income	37,021	44,134	43,637	47,631	43,286
Securities gains (losses), net	304	(20)	8,104	28	11
Insurance premiums & commissions	27,229	21,556	21,330	21,267	21,394
Commercial credit fee income	20,574	24,477	18,563	17,455	14,405
Other	78,010	48,624	22,735	25,189	36,307

Total non-interest income	$696,912	637,569	461,383	470,377	460,391

Non-interest Expense*

($ amounts in thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Salaries and employee benefits	$585,408	$540,510	$398,810	$424,889	$429,949
Net occupancy expense	89,701	87,495	52,675	52,354	58,630
Furniture and equipment expense	72,564	58,879	32,922	32,762	32,908
Impairment (recapture) of MSR’s	1,000	27,000	8,000	(10,000)	(9,000)
Amortization of core deposit intangible	43,112	32,890	10,073	10,370	10,724
Amortization of MSR’s	20,042	19,406	16,592	16,263	18,303
Other	248,146	237,382	168,258	168,825	187,498

Total non-interest expense, excluding merger charges	1,059,973	1,003,562	687,330	695,463	729,012
Merger-related charges	48,993	87,638	1,021	—	—

Total non-interest expense	$1,108,966	$1,091,200	$688,351	$695,463	$729,012

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

*	Individual expense categories are presented excluding merger-related charges, which are presented in a separate line item in the above table.

•	Linked-quarter comparisons are impacted by full-quarter inclusion of AmSouth results in 1Q07 compared to only 2 months in 4Q06.

•	Mortgage income declined linked-quarter due primarily to less gain on sales in the secondary market.

•	Insurance premiums and commissions increased $5.7 million as a result of the acquisition of a small insurance agency in January.

•	Commercial credit fee income declined $3.9 million linked-quarter as a result of less customer derivative activity in 1Q07 as compared to 4Q06.

•	Other non-interest income increased linked-quarter due to a $22.3 million gain on sale of student loans.

•	Salaries and employee benefits increased linked-quarter due to full quarter inclusion of AmSouth results as well as seasonal payroll tax and merit increases, offset partially by headcount reductions.

•	Furniture and equipment expense increased linked-quarter due to full quarter inclusion of AmSouth results and higher depreciation of certain former AmSouth items revalued in purchase accounting.

•	Included in 1Q07 other non-interest expense is an $11.4 million annual first quarter subsidiary dividend payment and $17.4 million related to the adoption of FIN 48.

•	Cost saves of $51 million are reflected in 1Q07 non-interest expense.

•

Primary drivers of “merger-related charges” are salaries and employee benefits expense ($23.5MM) and other non-interest expense ($21.4MM). See page 3 for individual expense categories including merger-related charges.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2007 EARNINGS RELEASE

Morgan Keegan (1)

Morgan Keegan

Summary Income Statement

($ amounts in thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Revenues:
Commissions	$72,405	$72,645	$56,194	$56,960	$57,073
Principal transactions	37,597	42,691	38,381	32,996	41,951
Investment banking	36,750	42,441	25,767	41,623	43,027
Interest	40,031	40,186	36,721	32,511	30,327
Trust fees and services	56,121	44,189	29,966	29,014	28,046
Investment advisory	41,792	48,713	35,425	36,151	28,885
Other	17,303	16,614	8,062	9,473	22,639

Total revenues	301,999	307,479	230,516	238,728	251,948
Expenses:
Interest expense	23,983	24,996	21,966	21,999	18,085
Non-interest expense	206,108	207,314	160,679	165,568	169,352

Total expenses	230,091	232,310	182,645	187,567	187,437

Income before income taxes	71,908	75,169	47,872	51,161	64,511
Income taxes	26,367	28,230	17,251	18,442	23,703

Net income	$45,541	$46,939	$30,621	$32,719	$40,808

Breakout of Revenue by Division

($ amounts in thousands)	Private Client	Fixed- income Capital Markets	Equity Capital Markets	Regions MK Trust	Asset Management	Interest & Other
Three months ended March 31, 2007:
$ amount of revenue	$96,072	$47,556	$17,891	$56,122	$44,474	$39,884
% of gross revenue	31.8%	15.8%	5.9%	18.6%	14.7%	13.2%
Three months ended December 31, 2006:
$ amount of revenue	$89,769	$50,916	$32,822	$44,189	$44,131	$45,652
% of gross revenue	29.2%	16.6%	10.7%	14.4%	14.3%	14.8%
Three months ended March 31, 2006
$ amount of revenue	$78,085	$42,687	$28,003	$28,047	$32,301	$42,825
% of gross revenue	31.0%	17.0%	11.1%	11.1%	12.8%	17.0%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

•	Principal transactions revenue declined 12% linked-quarter, primarily as a result of lower levels of equity capital markets activity during 1Q07 (see below for further discussion).

•

Investment banking revenue declined 13% linked-quarter, directly related to the lower levels of equity capital markets activity mentioned above as well as a smaller decline in fixed income capital markets activity.

•	Trust fees and services increased 27% linked-quarter due to strong first quarter seasonal factors as well as the full quarter impact of AmSouth trust revenues.

•	Investment advisory revenues declined 14% linked-quarter, primarily due to 4Q06 strength in oil and gas advisory revenues and fourth quarter fee billings.

•

Private client revenues rose $6.3 million linked-quarter as higher trading volumes in the capital markets during 1Q07 translated into increased retail trading activity at Morgan Keegan. Sales of “special products” (mutual funds, annuities, insurance, etc.) were particularly strong.

•

Fixed Income Capital Markets and Equity Capital Markets lines of business both experienced linked-quarter declines in revenues primarily as a result of seasonally higher levels of deal activity in 4Q06. Deal flow declined more severely in the equity markets than in the fixed income markets, but picked up momentum later in the quarter. In addition, the oil and gas advisory revenues noted above are included in the Equity Capital Markets line of business.

•	Interest and Other business line revenues declined $5.8 million linked-quarter primarily due to strength in fourth quarter fee billings (see investment advisory revenue discussion above).

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FIRST QUARTER 2007 EARNINGS RELEASE

Morgan Keegan (cont.)

•	25,000 new accounts were opened in 1Q07 compared to 17,300 in 4Q06 and 22,900 in 1Q06.

•	Total customer assets were $77.9 billion at March 31, 2007, compared to $76.2 billion at December 31, 2006 and $60.5 billion at March 31, 2006

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2007 EARNINGS RELEASE

Credit Quality (1)(2)

Credit Quality

	As of and for Quarter Ended					YTD 3/31/07	YTD 3/31/06
($ in thousands)	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Allowance for credit losses	$1,110,324	$1,107,788	$778,465	$777,783	$782,368
Provision for credit losses from continuing operations	$47,000	$59,825	$24,914	$30,014	$27,620	$47,000	$27,620
Provision for unfunded credit losses	$2,229	$—	$—	$—	$—	$2,229	$—
Net loans charged-off:
Commercial	$19,877	$23,489	$16,666	$21,940	$13,360	$19,877	$13,360
Real estate - mortgage	1,729	3,151	1,672	1,132	4,118	1,729	4,118
Real estate - construction	118	(223)	381	115	(40)	118	(40)
Home equity lending	8,686	14,078	4,640	4,923	6,079	8,686	6,079
Indirect lending	4,416	5,154	1,006	937	3,444	4,416	3,444
Other consumer	11,196	10,500	(47)	1,759	1,707	11,196	1,707

Total	$46,022	$56,149	$24,318	$30,806	$28,668	$46,022	$28,668

Net loan charge-offs as a % of average loans, annualized
Commercial	0.33%	0.44%	0.42%	0.58%	0.37%	0.33%	0.37%
Real estate - mortgage	0.02%	0.04%	0.03%	0.02%	0.07%	0.02%	0.07%
Real estate - construction	0.00%	-0.01%	0.02%	0.01%	0.00%	0.00%	0.00%
Home equity lending	0.24%	0.45%	0.24%	0.26%	0.32%	0.24%	0.32%
Indirect lending	0.45%	0.65%	0.30%	0.28%	1.05%	0.45%	1.05%
Other consumer	2.03%	1.59%	-0.01%	0.32%	0.31%	2.03%	0.31%

Total	0.20%	0.27%	0.16%	0.21%	0.20%	0.20%	0.20%

Non-performing assets (NPAs):
Non-accrual loans	$349,833	$306,471	$246,728	$264,284	$343,880
Renegotiated loans	—	—	103	107	190
Foreclosed properties	72,658	72,663	65,190	55,495	64,999

Total	$422,491	$379,134	$312,021	$319,886	$409,069

Loans past due > 90 days	$204,296	$143,868	$78,785	$78,096	$92,766
Allowance for credit losses as a percentage of loans, net of unearned income	1.18%	1.17%	NA	NA	NA
Allowance for loan losses as a percentage of loans, net of unearned income	1.12%	1.12%	1.31%	1.32%	1.34%
Total NPAs (excluding loans 90 days past due) as a percentage of loans and foreclosed properties	0.45%	0.40%	0.52%	0.54%	0.70%
Total NPAs (including loans 90 days past due) as a percentage of loans and foreclosed properties	0.67%	0.55%	0.66%	0.67%	0.86%
Katrina update as of March 31, 2007:
Loan exposure	$949,637
Loans on non-accrual	$8,749
Past due loans > 90 days	$2,381
Net loans charged-off in the quarter	$337
Remaining Katrina-specific allowance	$57,133

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

•	Net charge-offs totaled $46 million, or an annualized 0.20 percent of average loans.

•	Regions’ March 31, 2007, allowance for credit losses includes approximately $57.1 million of reserves identified for the Katrina portfolio.

•	Regions’ March 31, 2007 allowance for credit losses includes approximately $54.1 million of reserves related to unfunded credit commitments

•	1Q07 linked-quarter increase in non-performing assets was primarily related to real estate loans that were moved to non-accrual status during the quarter.

•

1Q07 linked-quarter increase in past dues greater than 90 days was primarily related to conforming Regions’ and AmSouth’s policies with respect to residential first mortgage and home equity portfolios.

•	Regions’ non-performing loan portfolio is composed primarily of small to medium-sized loans that are diversified geographically throughout its franchise.

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FIRST QUARTER 2007 EARNINGS RELEASE

Additional Financial and Operational Data (1)

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Associate headcount	34,138	36,517	24,903	25,244	25,464
Authorized shares remaining under buyback program (see note below)	53.9 MM	13.9 MM	18.9 MM	20.3 MM	23.9 MM
Full service offices (2)	1,913	1,956	1,299	1,304	1,312
ATM’s	2,590	2,664	1,549	1,564	1,586
Morgan Keegan offices	453	319	328	321	301

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Regions was required by the Department of Justice to divest 52 branches in connection with the AmSouth merger, which occurred during 1Q07

•	Reduction in headcount is impacted by sale of EquiFirst (1,377 associates) on March 30 and divested branches (505 associates) throughout the quarter.

•	During the first quarter, 10.0 million shares were repurchased at an average cost of $36.09 per share.

•	On January 18, 2007, the Regions Board of Directors approved a new 50 million share repurchase authorization.

Merger-Related Items

(Pre-tax dollars in thousands)

	Total	Income Statement Effect	Excess Purchase Price
Year ended December 31, 2006	$274,036	$88,658	$185,378
Year to date 2007	52,530	48,993	3,537

Total	$326,566	$137,651	$188,915

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FIRST QUARTER 2007 EARNINGS RELEASE

Reconciliation to GAAP Financial Measures

The table below presents computations of earnings and certain other financial measures excluding discontinued operations and merger charges (non-GAAP). Merger charges and discontinued operations are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited. Regions believes the exclusion of merger charges in expressing earnings and certain other financial measures provides a meaningful base for period-to-period comparisons. See table below for computations of earnings and certain other financial measures excluding merger charges and discontinued operations and the corresponding reconciliation to GAAP financial measures for the periods presented.

		As of and for Quarter Ended
($ amounts in thousands, except per share data)		3/31/07	12/31/06
INCOME
Income from continuing operations (GAAP)		$474,076	$371,995
(Loss) income from discontinued operations, net of tax		(141,095)	(10,444)

Net income (GAAP)	A	$332,981	$361,551

Income from continuing operations (GAAP)		$474,076	$371,995
Merger-related charges, pre-tax
Salaries and employee benefits		23,531	65,655
Net occupancy expense		3,830	3,473
Furniture and equipment expense		245	427
Other		21,387	18,083

Total merger-related charges, pre-tax		48,993	87,638
Merger-related charges, net of tax		30,376	59,299

Income excluding discontinued operations and merger charges (non-GAAP)	B	$504,452	$431,294

Weighted-average shares outstanding - diluted	C	734,534	646,372
Earnings per share, excluding discontinued operations and merger charges - diluted	B/C	$0.69	$0.67

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	D	$141,963,691	$124,577,836
Average assets, excluding discontinued operations	E	$140,017,429	$122,848,424
Return on average assets (GAAP)*	A/D	0.95%	1.15%

Return on average assets, ex. discontinued operations and merger charges (non-GAAP)*	B/E	1.46%	1.39%

RETURN ON AVERAGE EQUITY
Average equity (GAAP)	F	$20,452,731	$17,185,928
Average intangible assets (GAAP)		12,165,061	9,862,793

Average tangible equity	G	$8,287,670	$7,323,135
Average equity, excluding discontinued operations	H	$20,360,732	$17,039,768
Average intangible assets, excluding discontinued operations		12,165,061	9,862,793

Average tangible equity, excluding discontinued operations	I	$8,195,671	$7,176,975
Return on average equity (GAAP)*	A/F	6.60%	8.35%
Return on average tangible equity*	A/G	16.29%	19.59%

Return on average equity, ex. discontinued operations and merger charges* (non-GAAP)	B/H	10.05%	10.04%

Return on average tangible equity, ex. discontinued operations and merger charges (non-GAAP)*	B/I	24.96%	23.84%

*	Income statement amounts have been annualized in calculation

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Discontinued Operations - EquiFirst

Q. What caused the decline in estimated purchase price from $225 million to $76 million?

A. The final purchase price of $76 million was based on the closing book value of assets and liabilities. The value of these assets and liabilities declined due to operating losses during the quarter.

Q. Where is this decline in purchase price reflected in the financial statements?

A. The decline in purchase price is reflected in the loss on discontinued operations and in a corresponding reduction of stockholders’ equity. See page 3 of this document for the income statement impact.

Q. Was there a gain or loss on the transaction?

A. There was a slight gain of approximately $1 million after tax recognized on the transaction. It is included in discontinued operations.

Q. Will there be any additional adjustments to the purchase price after close?

A. There will be a final settlement of the net book value which will be completed during the second quarter. Any adjustments are not expected to have a material impact on the financial statements.

Q. Does Regions have any exposure to EquiFirst loans on its balance sheet?

A. Regions has a small amount of EquiFirst paper in its loan portfolio (less than $100 million).

Q. Does Regions have any additional exposure (i.e., recourse on early payment default, etc.) to this business?

A. Regions does not anticipate any material impact on its financial statements from ongoing exposure.

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FIRST QUARTER 2007 EARNINGS RELEASE

Forward-Looking Statements

This financial supplement to Regions’ 1st quarter 2007 earnings includes forward-looking statements about Regions Financial Corporation within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. Regions cautions that actual results and events could differ materially from expectations expressed in forward-looking statements as a result of factors such as possible changes in economic and business conditions and interest rates; Regions’ ability to integrate the recent combination with AmSouth Bancorporation and to retain and attract customers; the effects of geopolitical instability and risks such as terrorist attacks; the effects of weather and natural disasters such as hurricanes; possible changes in laws and regulations and governmental monetary and fiscal policies; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans, increased competition from both banks and non-banks, and effects of critical accounting policies and judgments. For discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption “Forward Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2006 as on file with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Rick Swagler at (205) 801-0105.